UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2015

Horsehead Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-33658	20-0447377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Steubenville Pike, Suite 405

Pittsburgh, Pennsylvania 15205

(Address of principal executive offices, including zip code)

724-774-1020

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 22, 2015, Horsehead Holding Corp. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Stifel, Nicolaus & Company, Incorporated, as representative of the underwriters named therein, for the issuance and sale in a public offering of 5,000,000 shares of the Company’s common stock, par value $0.01 per share, at a public offering price of $12.75 per share. Under the terms of the Underwriting Agreement, the Company granted the underwriters a 30-day option to purchase up to 750,000 additional shares. The option was exercised in full prior to closing. The Company closed the sale of the common stock on January 28, 2015.

The Company intends to use the net proceeds of the offering for general corporate purposes, which may include capital expenditures, acquisitions, working capital and liquidity for operational contingencies.

The public offering was made pursuant to the Company’s effective registration statement on Form S-3 (Registration No. 333-191441), as supplemented by a preliminary prospectus supplement dated January 20, 2015 and a final prospectus supplement dated January 22, 2015.

The Underwriting Agreement contains customary representations, warranties, covenants and closing conditions. Pursuant to the Underwriting Agreement, the Company agreed to indemnify the underwriters against certain liabilities that could be incurred by them in connection with the public offering. The representations, warranties and covenants in the Underwriting Agreement are not factual information to investors about the Company. Security holders are not third-party beneficiaries under the Underwriting Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Underwriting Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and which is incorporated by reference into this Item 1.01.

Item 8.01 Other Events.

On January 22, 2015, the Company issued a press release announcing that it had priced the public offering described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 22, 2015, between Horsehead Holding Corp. and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters named therein

5.1	Opinion of Kirkland & Ellis LLP

23.1	Consent of Kirkland & Ellis LLP (set forth in Exhibit 5.1)

99.1	Information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of Horsehead Holding Corp.’s registration statement on Form S-3 (Registration No. 333-191441)

99.2	Horsehead Holding Corp. press release dated January 22, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORSEHEAD HOLDING CORP.

Dated: January 28, 2015	/s/ Robert D. Scherich
	By:	Robert D. Scherich
	Its:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 22, 2015, between Horsehead Holding Corp. and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters named therein

5.1	Opinion of Kirkland & Ellis LLP

23.1	Consent of Kirkland & Ellis LLP (set forth in Exhibit 5.1)

99.1	Information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of Horsehead Holding Corp.’s registration statement on Form S-3 (Registration No. 333-191441)

99.2	Horsehead Holding Corp. press release dated January 22, 2015